                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2341

                    MONTGOMERY STREET INCOME SECURITIES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       101 California Street, Suite 4100
                            San Francisco, CA 94111
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Montgomery Street Income Securities

Semiannual Report to Stockholders

June 30, 2004

Portfolio Management Review

In the following interview, Portfolio Manager Gary Bartlett discusses the recent market environment and strategy in managing Montgomery Street Income Securities during its most recent semiannual period ended June 30, 2004.

The investments of Montgomery Street Income Securities Inc. (the "fund") provided a total return based on net asset value (NAV) of 0.71% for the six-month period ended June 30, 2004.1 The total market value return based on the fund's NYSE-traded shares was -3.41% for the same period. Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate.

1 Total NAV returns reflect changes in net asset value per share during each period and assume that dividends and capital gain distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the fund based on market price.

The total NAV return of the fund exceeded the return of the unmanaged Lehman Brothers Aggregate Bond Index, which posted a total return of 0.15% for the six-month period.2 The fund outperformed the 0.11% average return of the Lipper Corporate Debt Funds BBB-Rated category for closed-end funds for the six months ended June 30, 2004.3 The fund's return is behind the average return of the category for the one-year period, but it outpaced the average returns of the category for the three-, five- and 10-year periods. The fund ranked 11, 5, 4 and 5 for the one- three-, five- and 10-year periods, respectively. There were 13 funds in the category for the one-year period and 14 funds in the category for the remaining periods.4 Rankings are historical and do not guarantee future results. Rankings are based on the fund's total return with dividends and any capital gains reinvested.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees and expenses. It is not possible to invest directly into an index.
3 The Lipper Corporate Debt Funds BBB-Rated category for closed-end funds includes funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. It is not possible to invest directly into an index or a category.

The fund's market price stood at $17.61 as of June 30, 2004, compared with $18.55 at the close of 2003. The market price discount of the shares, as a percentage of NAV, was 9.4% on June 30, 2004. The fund paid a quarterly dividend of $0.31 on April 30, 2004. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Q: Will you describe the investment environment for bonds during the semiannual period?

A: After rallying in the first quarter, the Treasury market sold off sharply in the second quarter. Yields rose in response to a strong rebound in employment and higher reported inflation. Against this backdrop, the Lehman Brothers Aggregate Bond Index gained 0.15% on an absolute basis for the six-month period. The benchmark 10-year Treasury note increased some 36 basis points in yield, to 4.62%, and the yield curve flattened as the two-year Treasury note was 88 basis points higher, ending at 2.72%.5 The long-awaited shift in monetary policy became a reality as the quarter came to a close. The Federal Open Market Committee, after preparing the market for a policy change, increased the federal funds

4 Source: Lipper Inc.
5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep." this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Treasury Bond Yield Curve (as of 12/31/03 and 6/30/04)

Source: Bloomberg as of 6/30/04

Performance is historical and does not guarantee future results.

rate by 25 basis points, to 1.25%, but suggested a "measured" pace of monetary policy tightening going forward. The shift was well anticipated, and as a result Treasuries actually rallied in response.

Q: What were the biggest contributors to fund performance during the six-month period?

A: The most significant driver of performance for the period was the portfolio's allocation to high-yield bonds. The high-yield sector, as measured by the CS First Boston High Yield Index, returned 2.47% for the period, which outpaced high-quality bonds.6 Despite higher interest rates and expectations for less accommodative monetary policy going forward, the sector continued to benefit from improving credit quality, a low default rate and a favorable economic backdrop. In addition, the fund's high-yield holdings outperformed the market, which added value.

6 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Sector Distribution

[] [] [] [] []	Corporate Bonds US Government Agency Sponsored Pass-Throughs Foreign Bonds - US$ Denominated Asset Backed Municipal Investments	39% 21% 11% 6% 6%	[] [] [] []	US Government-Sponsored Agencies US Government Backed Collateralized Mortgage Obligations Cash Equivalents	6% 5% 4% 2%

As of June 30, 2004

Sector distribution is subject to change.

Percentages are based on total market value.

Quality Distribution

[] [] [] [] [] [] [] []	AAA AA A BBB BB B or below Treasuries Agencies	15% 3% 11% 21% 6% 10% 6% 28%

As of June 30, 2004

Quality distribution is subject to change.

Percentages are based on total market value.

The ratings of Moody's Investors Service, Inc (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Individual security selection in the investment-grade credit sector also contributed to relative results. From a subsector perspective, investments in better-performing subsectors added to performance. These included electric utilities, autos, and other industrials. We were also able to identify opportunities within subsectors such as banks and telecom, where the headline was negative. Significant value was added relative to the benchmark returns in those subsectors through a combination of good security selection and the avoidance of the issuers that were the worst performers.

Q: How is the fund positioned?

A: As of June 30, 2004, the portfolio continues to maintain a large allocation to high-yield bonds. At current spread levels, we believe high-yield remains attractive relative to high-quality bonds. However, in our opinion most of the spread tightening is behind us and we expect outperformance to come primarily from incremental yield. While macroeconomic risks, including higher interest rates, are a concern, strong fundamentals, a low default rate and a sound economic backdrop should be supportive of the sector.

With the general level of investment-grade corporate spreads representing fair value in our view, our focus on security selection was even more critical as a means to add value. We believe that carefully selected medium-quality corporate issues will continue to aid returns over the near term, owing to their potential yield advantage and potential for selective spread tightening. As a result of our security selection work, holdings emphasized selected BBB-rated utilities and paper/packing issues. In financials, we favored insurance and bank preferred issues in lieu of generic bank and finance names. We also found value in selected higher-quality holdings, including asset-backed securities and corporate issues.

The portfolio continued to be managed with leverage, which was approximately 16% as of June 30, 2004. The market environment for leverage continued to be marginally favorable, despite the flattening of the yield curve during the six months.

This was true as the yield curve remained historically steep and mortgage supply was concentrated in forward months versus demand in near months. When investors need to purchase bonds in the current period, but origination is concentrated in future periods, it is frequently advantageous to sell mortgages in the near month and purchase them forward. The goal is to make forward purchases at a lower price and higher yield and, at the same time, shelter the underlying mortgages from prepayments.

The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Yields and market value will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. The fund's investments in foreign securities are subject to currency fluctuation, political climate and economic changes, and risk of loss of principal and interest. All of these factors may result in greater share price volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Other Information

Dividends Declared

The fund paid a dividend of $0.31 per share on July 30, 2004.

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 27,000 shares repurchased during the six months ended June 30, 2004. Up to 14,000 shares may be repurchased during the third quarter of 2004.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. Stockholders who participate in the Plan can also purchase additional shares of the fund through the Plan's voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan's features, including the voluntary cash investment feature, are described beginning on page 35 of this report.

Changes in Chairman, Committee Members and Officers

On June 18, 2004, the Board of Directors appointed Julian F. Sluyters as President and Chief Executive Officer of the fund.

On July 16, 2004, the Board of Directors appointed Richard J. Bradshaw, already a Director of the fund, as Chairman of the Board of the fund, replacing James C. Van Horne, who remains a Director of the fund. The Board also appointed Dr. Van Horne to the fund's Audit Committee, replacing Mr. Bradshaw. The Board of Directors then appointed Bruce A. Rosenblum as Vice President and Secretary of the fund.

Proxy Voting

Information about how the fund voted any proxies related to its portfolio securities during the 12-month period ended June 30 is available on the fund investment manager's Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov.

Investment Objectives and Policies

Investment Objectives

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies Effective as of June 30, 2004

Investment of your fund is guided by the following principal investment policies:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1

1 The fund will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; US government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in US or foreign securities that are straight debt securities, whether or not rated, convertible securities and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (finance companies as a whole are not considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than US government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% - and be as to any one borrower more than 5% - of the fund's total assets.

The fund may loan portfolio securities so long as the fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the fund's total assets.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

It is the intention of the fund to invest exclusively in non-voting securities. Under normal circumstances, the fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the fund does come into possession of any voting securities, the fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

Investment Policy Modified Effective July 16, 2004

The fund investment policy regarding loaning portfolio securities described under "Principal Investment Policies" in the second paragraph of page 11 of this report was modified by stockholder vote at the fund's Annual Meeting of Stockholders (see page 37 for results of the Meeting), effective July 16, 2004, to provide as follows:

The fund may lend its portfolio securities to the extent permitted under the 1940 Act, as it may be amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Investment Policy Eliminated

The following fund investment policy was eliminated by stockholder vote at the fund's Annual Meeting of Stockholders (see page 37 for results of the Meeting), effective July 16, 2004:

The fund will not purchase the securities of any other investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the fund's stockholders.

As a result of the elimination of this policy, the fund may invest in other investment companies to the extent permitted by the 1940 Act.

Investment Portfolio as of June 30, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 46.5%
Consumer Discretionary 6.7%
Adesa, Inc., 7.625%, 6/15/2012	100,000	100,875
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	145,000	136,300
Boca Resorts, Inc., 9.875%, 4/15/2009	200,000	210,500
Buffets, Inc., 11.25%, 7/15/2010	60,000	62,700
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009*	155,000	158,875
144A, 8.0%, 4/15/2012	35,000	34,475
Carrols Corp., 9.5%, 12/1/2008	95,000	98,325
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	245,000	263,375
Circus & Eldorado, 10.125%, 3/1/2012	140,000	140,700
Comcast Cable Communications, 8.375%, 3/15/2013	116,000	136,178
Cox Communications, Inc.:
6.75%, 3/15/2011	290,000	312,997
7.5%, 8/15/2004	1,000,000	1,005,925
CSC Holdings, Inc., 7.875%, 12/15/2007	245,000	254,800
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	460,000	463,812
Dex Media East LLC/Financial, 12.125%, 11/15/2012	555,000	647,962
DIMON, Inc., Series B, 9.625%, 10/15/2011	455,000	459,550
EchoStar DBS Corp., 6.375%, 10/1/2011	190,000	187,150
General Motors Corp., 8.25%, 7/15/2023	270,000	282,758
Herbst Gaming, Inc., 144A, 8.125%, 6/1/2012	85,000	86,169
International Game Technology, 8.375%, 5/15/2009	245,000	288,228
Jacobs Entertainment Co., 11.875%, 2/1/2009	255,000	280,500
Kellwood Co., 7.625%, 10/15/2017	85,000	90,258
Liberty Media Corp., Series A, 3.02%, 9/17/2006*	3,000,000	3,055,590
LIN Television Corp., 6.5%, 5/15/2013	80,000	77,200
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	105,000	95,550
Mandalay Resort Group, 7.625%, 7/15/2013	10,000	9,975
Mediacom LLC, 9.5%, 1/15/2013	160,000	154,400
MGM Mirage, Inc. 8.375%, 2/1/2011	155,000	161,975
Park Place Entertainment Corp., 9.375%, 2/15/2007	30,000	32,588
PEI Holding, Inc., 11.0%, 3/15/2010	180,000	208,800
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	345,000	341,550
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	110,000	115,500
PRIMEDIA, Inc.:
144A, 6.615%, 5/15/2010*	165,000	167,269
8.875%, 5/15/2011	150,000	148,500
Reader's Digest Association, Inc., 6.5%, 3/1/2011	70,000	68,337
Rent-Way, Inc., 11.875%, 6/15/2010	55,000	60,362
Schuler Homes, Inc., 10.5%, 7/15/2011	300,000	342,375
Scientific Games Corp., 12.5%, 8/15/2010	147,000	170,887
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	370,000	378,325
8.75%, 12/15/2011	130,000	139,100
Six Flags, Inc., 8.875%, 2/1/2010	20,000	19,800
Sonic Automotive, Inc., 8.625%, 8/15/2013	120,000	125,100
TCI-Communications, Inc., 6.875%, 2/15/2006	450,000	475,277
Toys "R" Us, Inc.:
7.375%, 10/15/2018	365,000	337,169
7.875%, 4/15/2013	100,000	100,375
United Auto Group, Inc., 9.625%, 3/15/2012	215,000	235,425
Venetian Casino Resort LLC, 11.0%, 6/15/2010	145,000	167,475
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	115,000	114,425
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	140,000	148,400
Williams Scotsman, Inc., 9.875%, 6/1/2007	135,000	133,987
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	105,000	107,100
		13,395,228
Consumer Staples 0.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	46,000	48,645
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	140,000	151,900
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	175,000	169,313
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	85,000	82,025
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	120,000	117,600
Stater Brother's Holdings, Inc.:
144A, 5.06%, 6/15/2010*	165,000	167,681
144A, 8.125%, 6/15/2012	135,000	135,506
Swift & Co., 12.5%, 1/1/2010	85,000	90,950
United Agri Products, 144A, 8.25%, 12/15/2011	70,000	78,050
Wornick Co., 144A, 10.875%, 7/15/2011	100,000	102,250
		1,143,920
Energy 5.9%
Avista Corp., 9.75%, 6/1/2008	310,000	364,250
Chesapeake Energy Corp.:
144A, 7.5%, 6/15/2014	40,000	41,200
9.0%, 8/15/2012	120,000	135,000
Citgo Petroleum Corp., 11.375%, 2/1/2011	465,000	539,400
Devon Energy Corp., 7.95%, 4/15/2032	810,000	935,619
Devon Financing Corp., 7.875%, 9/30/2031	1,240,000	1,422,847
Duke Capital Corp., 4.302%, 5/18/2006	800,000	812,768
El Paso Production Holdings Corp., 7.75%, 6/1/2013	365,000	334,887
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	230,000	238,455
National Fuel Gas Co., 6.7%, 11/21/2011	1,000,000	1,109,202
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	205,000	208,075
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	1,896,000	2,085,600
Pioneer Natural Resources Co., 9.625%, 4/1/2010	150,000	184,014
Range Resources Corp., 144A, 7.375%, 7/15/2013	50,000	49,750
Southern Natural Gas, 8.875%, 3/15/2010	210,000	229,425
Stone Energy Corp., 8.25%, 12/15/2011	240,000	250,200
Tri-State Generation & Transmission Association, 144A, 7.144%, 7/31/2033	2,000,000	2,076,160
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	80,000	78,600
8.125%, 3/15/2012	70,000	74,725
8.75%, 3/15/2032	240,000	240,000
XTO Energy, Inc., 4.9%, 2/1/2014	545,000	513,156
		11,923,333
Financials 8.3%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016*	1,170,000	1,322,006
Ahold Finance USA, Inc., 6.25%, 5/1/2009	405,000	396,900
American General Finance Corp., 4.625%, 5/15/2009	1,555,000	1,557,247
AmeriCredit Corp., 9.25%, 5/1/2009	315,000	331,537
BF Saul REIT, 7.5%, 3/1/2014	290,000	287,100
Capital One Bank:
5.0%, 6/15/2009	540,000	541,546
5.125%, 2/15/2014	245,000	231,826
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	100,000	101,500
DA-Lite Screen Co., Inc., 144A, 9.5%, 5/15/2011	150,000	156,000
Dollar Financial Group, Inc.:
9.75%, 11/15/2011	145,000	151,525
144A, 9.75%, 11/15/2011	20,000	20,900
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	250,000	248,750
Farm Credit Bank of Texas, 7.561%, 12/15/2013*	490,000	488,045
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	260,000	291,221
Ford Motor Credit Co.:
5.8%, 1/12/2009	400,000	403,760
6.875%, 2/1/2006	1,425,000	1,494,678
7.0%, 10/1/2013	285,000	287,698
General Motors Acceptance Corp.:
5.625%, 5/15/2009	1,350,000	1,347,295
6.875%, 9/15/2011	825,000	845,870
Goldman Sachs Group, Inc., 6.345%, 2/15/2034	450,000	422,583
iStar Financial, Inc., 6.0%, 12/15/2010	240,000	238,500
NiSource Finance Corp., 7.875%, 11/15/2010	1,500,000	1,719,589
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	680,000	670,738
Poster Financial Group, 144A, 8.75%, 12/1/2011	190,000	193,325
PXRE Capital Trust I, 8.85%, 2/1/2027	140,000	140,175
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	255,000	295,800
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,105,000	1,030,305
Republic New York Corp., 5.875%, 10/15/2008	285,000	300,644
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	180,000	182,700
UGS Corp., 144A, 10.0%, 6/1/2012	50,000	53,250
Universal City Development, 11.75%, 4/1/2010	255,000	295,162
Verizon Global Funding Corp., 7.25%, 12/1/2010	607,000	678,611
		16,726,786
Health Care 1.5%
AmerisourceBergen Corp., 7.25%, 11/15/2012	180,000	184,500
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	75,000	72,000
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	125,000	127,813
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,500,000	1,708,251
InSight Health Services Corp., 9.875%, 11/1/2011	90,000	96,300
Interactive Health LLC, 144A, 7.25%, 4/1/2011	135,000	120,150
Team Health, Inc., 144A, 9.0%, 4/1/2012	65,000	62,400
Tenet Healthcare Corp.:
6.375%, 12/1/2011	560,000	490,000
144A, 9.875%, 7/1/2014	50,000	50,875
		2,912,289
Industrials 4.5%
Aearo Co. I, 144A, 8.25%, 4/15/2012	105,000	107,100
Allied Waste North America, Inc., 144A, 5.75%, 2/15/2011	388,000	367,630
AMI Semiconductor, Inc., 10.75%, 2/1/2013	132,000	154,110
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	50,000	54,250
Argo-Tech Corp., 144A, 9.25%, 6/1/2011	130,000	133,900
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	693,543	738,196
Browning-Ferris Industries:
7.4%, 9/15/2035	20,000	17,800
9.25%, 5/1/2021	125,000	135,000
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	95,000	95,950
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	300,000	304,500
Collins & Aikman Products, 10.75%, 12/31/2011	225,000	226,125
Cornell Companies, Inc., 144A, 10.75%, 7/1/2012	140,000	141,400
Corrections Corp. of America, 9.875%, 5/1/2009	225,000	249,750
Dana Corp.:
7.0%, 3/1/2029	380,000	364,800
9.0%, 8/15/2011	175,000	204,750
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	1,230,000	1,272,280
Eagle-Picher, Inc., 9.75%, 9/1/2013	100,000	107,500
Erico International Corp., 144A, 8.875%, 3/1/2012	105,000	107,100
Flextronics International Ltd., 6.5%, 5/15/2013	170,000	165,750
Golden State Petroleum Transportation, 8.04%, 2/1/2019	125,000	126,773
Hercules, Inc.:
144A, 6.75%, 10/15/2029	190,000	182,400
11.125%, 11/15/2007	240,000	280,800
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	230,000	250,987
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	240,000	267,000
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	120,000	132,000
Joy Global, Inc., 8.75%, 3/15/2012	10,000	11,200
Kansas City Southern:
7.5%, 6/15/2009	285,000	285,000
9.5%, 10/1/2008	155,000	168,369
Laidlaw International, Inc., 10.75%, 6/15/2011	170,000	185,512
Meritage Corp., 7.0%, 5/1/2014	190,000	180,500
Millennium America, Inc.:
7.625%, 11/15/2026	365,000	312,075
9.25%, 6/15/2008	100,000	107,500
144A, 9.25%, 6/15/2008	145,000	155,875
Mobile Mini, Inc., 9.5%, 7/1/2013	85,000	93,075
Samsonite Corp., 144A, 8.875%, 6/1/2011	140,000	144,900
Sea Containers Ltd., 10.5%, 5/15/2012	125,000	125,469
Seabulk International, Inc., 9.5%, 8/15/2013	100,000	102,625
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	240,000	231,600
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	90,000	83,700
10.375%, 7/1/2012	180,000	187,650
Tenneco Automotive, Inc., 11.625%, 10/15/2009	15,000	16,125
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	115,000	132,250
United Rentals North America, Inc., 6.5%, 2/15/2012	260,000	245,700
Westlake Chemical Corp., 8.75%, 7/15/2011	135,000	146,475
		9,103,451
Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	135,000	142,425
Itron, Inc., 144A, 7.75%, 5/15/2012	30,000	30,075
		172,500
Materials 2.4%
ARCO Chemical Co., 9.8%, 2/1/2020	550,000	539,000
Caraustar Industries, Inc., 9.875%, 4/1/2011	140,000	139,300
Dayton Superior Corp., 10.75%, 9/15/2008	145,000	145,725
Dow Chemical Co., 7.0%, 8/15/2005	425,000	443,604
Equistar Chemicals LP:
8.75%, 2/15/2009	220,000	229,350
10.625%, 5/1/2011	20,000	22,200
Euramax International, Inc., 8.5%, 8/15/2011	130,000	135,200
Georgia-Pacific Corp.:
7.375%, 12/1/2025	185,000	173,900
144A, 8.0%, 1/15/2024	385,000	385,000
9.375%, 2/1/2013	315,000	360,675
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	215,000	242,412
Huntsman International LLC, 11.625%, 10/15/2010	215,000	237,575
IMC Global, Inc., 10.875%, 8/1/2013	240,000	286,200
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	360,000	337,500
Mueller Group Inc., 144A, 5.919%, 11/1/2011*	70,000	72,800
Omnova Solutions, Inc., 11.25%, 6/1/2010	75,000	81,750
Owens-Brockway Glass Container, 8.25%, 5/15/2013	345,000	356,212
Pliant Corp.:
Step-up coupon, 0% to 12/15/2006, 11.15% to 6/15/2009	85,000	71,613
11.125%, 9/1/2009	95,000	101,650
TriMas Corp., 9.875%, 6/15/2012	320,000	339,200
United States Steel LLC, 9.75%, 5/15/2010	172,000	190,490
		4,891,356
Telecommunication Services 2.7%
American Cellular Corp., Series B, 10.0%, 8/1/2011	435,000	375,187
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	150,000	140,250
8.375%, 1/15/2014	445,000	396,050
Continental Cable, 9.0%, 9/1/2008	1,326,000	1,545,285
GCI, Inc., 144A, 7.25%, 2/15/2014	190,000	181,450
Insight Midwest LP, 9.75%, 10/1/2009	55,000	58,025
MCI, Inc.:
6.688%, 5/1/2009	410,000	379,250
7.735%, 5/1/2014	50,000	44,750
Nextel Communications, Inc., 5.95%, 3/15/2014	260,000	239,200
Northern Telecom Capital, 7.875%, 6/15/2026	340,000	326,400
Qwest Corp.:
5.625%, 11/15/2008	940,000	918,850
7.25%, 9/15/2025	115,000	100,050
Triton PCS, Inc., 8.5%, 6/1/2013	95,000	89,775
Verizon Pennsylvania, 5.65%, 11/15/2011	728,000	738,568
		5,533,090
Utilities 13.8%
AES Corp., 144A, 8.75%, 5/15/2013	20,000	21,425
American Electric Power Co., Inc., 6.125%, 5/15/2006	2,000,000	2,099,530
Appalachian Power Co., 6.8%, 3/1/2006	1,000,000	1,058,313
Cleveland Electric Illuminating Co., 144A, 5.65%, 12/15/2013	635,000	617,926
CMS Energy Corp., 8.5%, 4/15/2011	190,000	193,800
Consolidated Edison, Inc., 8.125%, 5/1/2010	1,115,000	1,315,998
Consumers Energy Co., 6.25%, 9/15/2006	2,500,000	2,626,500
DPL, Inc., 6.875%, 9/1/2011	400,000	403,000
Duke Energy Corp., Series D, 7.375%, 3/1/2010	1,500,000	1,667,097
Entergy Gulf States, Inc., 6.2%, 7/1/2033	400,000	368,883
First Energy Corp., 7.375%, 11/15/2031	2,020,000	2,105,412
Illinova Corp., 11.5%, 12/15/2010	365,000	431,612
Kansas City Power & Light Co., 7.125%, 12/15/2005	1,300,000	1,376,705
Metropolitan Edison Co., 144A, 4.875%, 4/1/2014	1,470,000	1,370,106
New York State Gas & Electric, 4.375%, 11/15/2007	1,240,000	1,250,619
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	610,000	616,100
Pacific Gas & Electric Co., 6.05%, 3/1/2034	695,000	653,686
PG&E Corp., 144A, 6.875%, 7/15/2008	245,000	256,025
PP&L Capital Funding, 7.75%, 4/15/2005	2,000,000	2,072,814
Progress Energy, Inc., 6.75%, 3/1/2006	1,050,000	1,107,258
PSI Energy, Inc.:
8.57%, 12/27/2011	1,250,000	1,510,265
8.85%, 1/15/2022	1,225,000	1,566,798
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	200,000	207,000
Westar Energy, Inc., 6.0%, 7/1/2014	705,000	716,262
Xcel Energy, Inc., 7.0%, 12/1/2010	2,000,000	2,212,356
		27,825,490
Total Corporate Bonds (Cost $92,813,397)		93,627,443

Foreign Bonds - US$ Denominated 12.9%
Abitibi-Consolidated, Inc., 144A, 5.02%, 6/15/2011*	70,000	70,175
Alestra SA de RL de CV, 8.0%, 6/30/2010	105,000	84,000
Axtel SA, 144A, 11.0%, 12/15/2013	245,000	232,138
BCP Caylux Holdings Luxembourg SCA, 144A, 9.625%, 6/15/2014	250,000	259,062
Biovail Corp., 7.875%, 4/1/2010	280,000	276,500
Cascades, Inc., 7.25%, 2/15/2013	265,000	263,675
Celulosa Arauco y Constitucion SA, 8.625%, 8/15/2010	805,000	935,442
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	240,000	212,400
Conproca SA de CV, 12.0%, 6/16/2010	225,000	279,000
CP Ships Ltd., 10.375%, 7/15/2012	205,000	234,212
Crown Euro Holdings SA, 10.875%, 3/1/2013	245,000	279,300
Deutsche Telekom International Finance BV:
8.25%, 6/15/2005	1,500,000	1,577,141
8.75%, 6/15/2030	650,000	791,138
Eircom Funding, 8.25%, 8/15/2013	210,000	218,400
Encana Holdings Finance Corp., 5.8%, 5/1/2014	1,515,000	1,541,288
Fage Dairy Industry SA, 9.0%, 2/1/2007	140,000	142,100
Glaxosmithkline Capital PLC, 2.375%, 4/16/2007	1,830,000	1,779,426
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	250,000	241,875
Innova S. de R.L., 9.375%, 9/19/2013	235,000	246,162
INTELSAT, 6.5%, 11/1/2013	50,000	44,172
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	225,000	250,875
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	180,000	184,950
LeGrand SA, 8.5%, 2/15/2025	225,000	231,750
Luscar Coal Ltd., 9.75%, 10/15/2011	230,000	258,750
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,925,000	1,901,271
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	160,000	162,400
Mizuho Financial Group, 8.375%, 12/29/2049	1,255,000	1,292,650
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	170,000	160,225
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	185,000	183,150
Nortel Networks Corp., 6.875%, 9/1/2023	85,000	75,225
Nortel Networks Ltd., 6.125%, 2/15/2006	470,000	472,350
PacifiCorp Australia LLC, 144A, 6.15%, 1/15/2008	1,000,000	1,056,252
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	445,000	460,575
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023*	750,000	713,468
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	140,000	128,800
Royal Bank of Scotland Group PLC, 9.118%, 3/31/2049	2,000,000	2,410,000
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	470,000	515,032
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	265,000	274,995
8.25%, 4/11/2010	105,000	114,188
Stena AB, 9.625%, 12/1/2012	50,000	55,500
Tembec Industries, Inc., 8.5%, 2/1/2011	515,000	520,150
TFM SA de CV:
10.25%, 6/15/2007	420,000	415,800
11.75%, 6/15/2009	310,000	302,250
12.5%, 6/15/2012	55,000	58,644
Tyco International Group SA:
5.8%, 8/1/2006	810,000	844,748
6.375%, 2/15/2006	145,000	152,236
6.75%, 2/15/2011	28,000	30,424
6.875%, 1/15/2029	1,215,000	1,271,996
United Mexican States:
5.875%, 1/15/2014	40,000	38,440
6.625%, 3/3/2015	25,000	24,812
7.5%, 4/8/2033	330,000	319,440
Vicap SA, 11.375%, 5/15/2007	45,000	44,100
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	195,000	178,913
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	395,000	466,870
WPP Finance Corp., 144A, 5.875%, 6/15/2014	615,000	617,520
Total Foreign Bonds - US$ Denominated (Cost $25,901,642)		25,896,355

Asset Backed 7.1%
Automobile Receivables 1.6%
Chase Manhattan Auto Owner Trust, "A4", Series 2003-B, 2.57%, 2/16/2010	760,000	742,715
Drive Auto Receivables Trust, "A4", Series 2002-1, 144A, 4.09%, 1/15/2008	775,000	786,094
MMCA Automobile Trust, "A4", Series 2002-2, 4.3%, 3/15/2010	1,610,000	1,625,479
		3,154,288
Credit Card Receivables 4.0%
Bank One Issuance Trust, "A1", Series 2002-A1, 1.349%, 1/15/2010*	8,000,000	8,013,573
Home Equity Loans 1.5%
Asset Backed Securities Corp. Home Equity, "A", Series 2003-HE2, 144A, 7.0%, 4/17/2033	278,601	279,993
Renaissance NIM Trust, "NOTE", Series 2002-C, 144A, 8.353%, 12/25/2032	3,188	3,196
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,376,400	1,458,509
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	1,377,650	1,376,367
		3,118,065
Total Asset Backed (Cost $14,342,359)		14,285,926

US Government Backed 6.5%
US Treasury Bond:
6.0%, 2/15/2026	742,000	799,534
7.25%, 5/15/2016	265,000	320,370
US Treasury Note:
3.125%, 10/15/2008	1,035,000	1,014,260
4.375%, 8/15/2012	435,000	432,978
7.0%, 7/15/2006	9,690,000	10,498,892
Total US Government Backed (Cost $13,397,980)		13,066,034

US Government Sponsored Agencies 6.9%
Federal Home Loan Bank, 1.092%**, 7/7/2004	4,000,000	3,999,280
Federal Home Loan Mortgage Corp., 2.875%, 12/15/2006	10,000,000	9,902,550
Total US Government Sponsored Agencies (Cost $14,132,587)		13,901,830

US Government Agency Sponsored Pass-Throughs 24.9%
Federal Home Loan Mortgage Corp., 6.0%, 5/1/2017	2,723,261	2,841,662
Federal National Mortgage Association:
4.5%, 12/1/2018 (c)	9,000,000	8,791,875
5.0%, 12/1/2017 (c)	13,000,000	13,012,194
5.5%, 12/1/2033 (c)	9,000,000	8,955,000
6.0%, 12/1/2032 (c)	13,000,000	13,268,125
6.0%, 1/1/2023	950,731	980,913
6.5% with various maturities from 5/1/2017 until 11/1/2024	1,375,393	1,446,626
7.5%, 2/1/2033	127,320	129,031
9.0%, 5/1/2009	690,463	748,646
Total US Government Agency Sponsored Pass-Throughs (Cost $49,671,350)		50,174,072

Collateralized Mortgage Obligations 4.6%
Bank of America Alternative Loan Trust, "2A1", Series 2004-4, 6.0%, 5/25/2034	791,656	809,122
Bank of America-First Union Commercial Mortgage, Inc., "A1", Series 2001-3, 4.89%, 4/11/2037	774,598	786,677
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	707,886	754,174
Fannie Mae Whole Loan, "5A", Series 2004-W2, 7.5%, 3/25/2044	1,364,261	1,461,888
Federal Home Loan Mortgage Corp.:
"TE", Series 2780, 5.0%, 1/15/2033	1,130,000	1,082,329
"CH", Series 2390, 5.5%, 12/15/2016	590,000	600,014
"LA", Series 1343, 8.0%, 8/15/2022	504,425	531,429
Federal National Mortgage Association, "QC", Series 2002-11, 5.5%, 3/25/2017	855,000	873,619
Federal National Mortgage Association Grantor Trust, "A2", Series 2002-T19, 7.0%, 7/25/2042	356,750	377,932
Master Alternative Loan Trust:
"3A1", Series 2004-5, 6.5%, 6/25/2034	766,435	791,668
"8A1", Series 2004-3, 7.0%, 4/25/2034	651,749	682,646
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	426,062	442,111
Total Collateralized Mortgage Obligations (Cost $9,344,323)		9,193,609

Municipal Investments 7.7%
Delaware, NJ, Port Authority Revenue, Port District Project, Series A, 7.46%, 1/1/2011 (b)	1,000,000	1,147,380
Fultondale, AL, Core City, General Obligation, 6.4%, 2/1/2022 (b)	1,340,000	1,409,975
Guin, AL, County General Obligation, Series B, 8.25%, 6/1/2027 (b)	1,515,000	1,759,127
Idaho, Higher Education Revenue, Nazarene College Facilities, 8.34%, 11/1/2016 (d)	1,000,000	1,088,440
Illinois, State General Obligation, 4.95%, 6/1/2023	665,000	607,537
Metropolitan Washington, DC, Apartment Authority System, Series C, 5.39%, 10/1/2015 (b)	1,365,000	1,363,171
Pell City, AL, Core City GO, 5.4%, 8/1/2017 (b)	1,385,000	1,336,456
Reeves County, TX, County General Obligation Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011 (b)	1,100,000	1,147,487
Richmond, CA, General Obligation, Limited Pension Obligations, Series A, 7.19%, 8/1/2009 (b)	1,070,000	1,204,413
St. Paul, MN, Sales & Special Tax Revenue, Series A, 6.94%, 11/1/2019 (b)	2,000,000	2,092,440
Texas, Multi-Family Housing Revenue, Housing & Community Affairs Multi-Family, 6.85%, 12/1/2020 (b)	1,500,000	1,575,810
Washington, Industrial Development Revenue, 4.0%, 10/1/2012 (b)	915,000	852,332
Total Municipal Investments (Cost $16,117,111)		15,584,568

Convertible Bond 0.0%
DIMON, Inc., 6.25%, 3/31/2007 (Cost $124,063)	140,000	128,800
	Shares	Value ($)

Preferred Stock 0.0%
TNP Enterprises, Inc., 14.5%, "D", PIK (Cost $53,244)	690	77,297

Convertible Preferred Stock 0.0%
Hercules Trust II, 6.75% (Cost $55,060)	90	67,500

	Principal Amount ($)	Value ($)

Government National Mortgage Association 0.3%
Government National Mortgage Association, 6.5%, 11/20/2033 (Cost $612,018)	581,059	603,820

Repurchase Agreements 2.8%
State Street Bank and Trust Co., 1.17%, dated 6/30/2004, to be repurchased at $5,609,731 on 7/1/2004 (Cost $5,609,549) (e)	5,609,549	5,609,549

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $242,174,683) (a)	120.2	242,216,803
Other Assets and Liabilities, Net	(20.2)	(40,668,054)
Net Assets	100.0	201,548,749

* Floating rate securities are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2004.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $243,307,416. At June 30, 2004, net unrealized depreciation for all securities based on tax cost was $1,090,613. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,744,515 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,835,128.
(b) Bond is insured by one of these companies:
Insurance Coverage		As a % of total investment portfolio
AMBAC	AMBAC Assurance Corp.	0.6
FGIC	Financial Guaranty Insurance Company	0.6
FSA	Financial Security Assurance	1.3
MBIA	Municipal Bond Investors Assurance	2.5
RADIAN	RADIAN Asset Assurance Incorporated	0.7

(c) Mortgage dollar rolls included.
(d) Security incorporates a letter of credit or line of credit from a major bank.
(e) Repurchase agreement is collateralized by $5,545,000 US Treasury Note, 7.875%, maturing on 11/15/2004 with a value of $5,725,213.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: denotes that interest or dividend is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments in securities, at value (cost $242,174,683)	$ 242,216,803
Cash	497,474
Receivable for investments sold	1,507,090
Dividends receivable	1,463
Interest receivable	2,773,433
Due from Advisor	63,676
Other assets	6,060
Total assets	247,065,999
Liabilities
Payable for investments purchased	1,544,206
Payable for investments purchased - mortgage dollar rolls	43,676,358
Accrued management fee and investment advisory fees	79,377
Deferred mortgage dollar roll income	92,169
Other accrued expenses and payables	125,140
Total liabilities	45,517,250
Net assets, at value	$ 201,548,749
Net Assets
Net assets consist of: Undistributed net investment income	2,764,139
Net unrealized appreciation (depreciation) on investments	42,120
Accumulated net realized gain (loss)	(3,699,232)
Paid-in capital	202,441,722
Net assets, at value	$ 201,548,749
Net Asset Value per share ($201,548,749 / 10,369,080 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 19.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Income: Interest	$ 5,543,054
Mortgage dollar roll income	923,000
Dividends	44,706
Total Income	6,510,760
Expenses: Management and investment advisory fee	467,235
Services to shareholders	13,025
Custodian fees	12,545
Auditing	32,410
Legal	42,971
Directors' fees and expenses	40,322
Reports to shareholders	33,764
NYSE listing fee	16,056
Other	8,316
Total expenses	666,644
Net investment income	5,844,116
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(80,541)
Net unrealized appreciation (depreciation) during the period on investments	(4,572,988)
Net gain (loss) on investment transactions	(4,653,529)
Net increase (decrease) in net assets resulting from operations	$ 1,190,587

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended June 30, 2004 (Unaudited)
Cash Flows from Operating Activities
Investment income received	$ 5,918,234
Mortgage dollar roll income	923,000
Payment of operating expenses	(759,389)
Proceeds from sale and maturities of investments	420,610,043
Purchases of investments	(420,842,846)
Net purchases, sales and maturities of short-term investments	(608,602)
Cash generated by operating activities	$ 5,240,440
Cash Flows from Financing Activities
Net decrease in payable for investments purchased - mortgage dollar rolls	$ (1,124,739)
Distributions paid (net of reinvestment of distributions)	(2,988,057)
Cost of shares repurchased	(554,041)
Cash used by financing activities	(4,666,837)
Increase (decrease) in cash	573,603
Cash at beginning of period	(76,129)
Cash at end of period	$ 497,474
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Provided (Used) by Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 1,126,911
Net increase (decrease) in cost of investments	8,200,608
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(4,572,988)
Increase (decrease) in receivable for investments sold	(1,325,043)
Increase (decrease) in dividends and interest receivable	291,824
Increase (decrease) in payable for investments purchased	1,532,693
Increase (decrease) in deferred mortgage dollar roll income	15,504
Increase (decrease) in accrued expenses	(26,266)
Increase (decrease) in other assets	(2,803)
Cash generated by operating activities	$ 5,240,440

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income	$ 5,844,116	$ 11,213,776
Net realized gain (loss) on investment transactions	(80,541)	6,475,254
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,572,988)	(2,106,834)
Net increase (decrease) in net assets resulting from operations	1,190,587	15,582,196
Dividends to shareholders from net investment income	(3,214,496)	(13,372,988)
Fund share transactions: Reinvestment of dividends from net investment income	227,506	945,395
Cost of shares repurchased	(554,041)	(460,013)
Net increase (decrease) in net assets from Fund share transactions	(326,535)	485,382
Increase (decrease) in net assets	(2,350,444)	2,694,590
Net assets at beginning of period	203,899,193	201,204,603
Net assets at end of period (including undistributed net investment income of $2,764,139 and $134,519, respectively)	$ 201,548,749	$ 203,899,193
Other Information
Shares outstanding at beginning of period	10,383,340	10,357,412
Shares issued to shareholders in reinvestment of dividends from net investment income	12,740	51,228
Shares repurchased	(27,000)	(25,300)
Net increase (decrease) in Fund shares	(14,260)	25,928
Shares outstanding at end of period	10,369,080	10,383,340

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004[a]	2003	2002	2001[b]	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 19.64	$ 19.43	$ 19.00	$ 18.83	$ 18.37	$ 19.93
Income (loss) from investment operations: Income[c]	.63	1.20	1.36	1.45	1.48	1.49
Operating expenses[c]	(.07)	(.12)	(.14)	(.14)	(.13)	(.14)
Net investment income[c]	.56	1.08	1.22	1.31	1.35	1.35
Net realized and unrealized gain (loss) on investment transactions	(.45)	.42	.54	.20	.46	(1.55)
Total from investment operations	.11	1.50	1.76	1.51	1.81	(.20)
Less distributions from: Net investment income	(.31)	(1.29)	(1.33)	(1.34)	(1.35)	(1.36)
Net asset value, end of period	$ 19.44	$ 19.64	$ 19.43	$ 19.00	$ 18.83	$ 18.37
Per share market value, end of period	$ 17.61	$ 18.55	$ 19.02	$ 18.53	$ 17.38	$ 15.50
Price range on New York Stock Exchange for each share of Common Stock outstanding during the period (Unaudited): High ($)	19.39	20.45	19.67	19.95	17.38	19.94
Low ($)	16.55	17.50	17.91	17.65	15.06	15.06
Total Return
Based on market value (%)[d]	(3.41)**	4.53	10.12	14.57	21.65	(14.90)
Based on net asset value (%)[d]	.71**	8.22	9.71	8.49	11.21	(.05)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	202	204	201	196	193	189
Ratio of expenses (%)	.66*	.63	.72	.71	.69	.70
Ratio of net investment income (%)	5.76*	5.47	6.36	6.78	7.32	7.01
Portfolio turnover rate (%)[e]	128*	160	259	143	131	82

a For the six months ended June 30, 2004. (Unaudited).
b As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 6.92% to 6.78%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c Based on average shares outstanding during the period.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
e The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates including mortgage dollar roll transactions were 351%, 426%, 520%, 356%, 335% and 209%, for the periods ended June 30, 2004, December 31, 2003, December 31, 2002, December 31, 2001, December 31, 2000 and December 31, 1999, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $2,304,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at June 30, 2004. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All premiums and discounts, with the exception of mortgage-backed securities, are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2004, purchases and sales (excluding US Treasury securities, short-term investments and mortgage dollar roll transactions) of investment securities aggregated $102,892,265 and $80,492,956, respectively. Purchases and sales of US Treasury securities aggregated $51,829,038 and $73,310,708, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $267,666,642 and $267,563,698, respectively.

C. Related Parties

Management and Investment Advisory Agreement. Under the Management and Investment Advisory Agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Fund agrees to pay the Advisor for the services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of net assets of the Fund up to and including $100 million; 0.45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40% of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35 of 1% of the value of the net assets of the Fund over $200 million.

The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor.

For the six months ended June 30, 2004, the fees pursuant to the Agreement amounted to $467,235, equivalent to an effective annualized rate of 0.46% of the Fund's average monthly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended June 30, 2004, the amount charged to the Fund by SISC aggregated $12,293, of which $7,322 is unpaid at June 30, 2004.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the six months ended June 30, 2004, the Fund purchased 27,000 shares of common stock on the open market at a total cost of $554,041.

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. UMB Bank, N.A. is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder's account, to Scudder Investments Service Company, the Fund's transfer agent or its delegate (the "Transfer Agent"). Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling 800-294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "fund") was held on July 16, 2004, at the office of the fund, 101 California Street, Suite 4100, San Francisco, California. At the meeting, the following matters were voted upon by the stockholders:

1. To elect five Directors of the fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Directors	For	Withheld
Richard J. Bradshaw	6,139,502	500,323
Maryellie K. Johnson	6,129,950	509,875
Wendell G. Van Auken	6,139,083	500,742
James C. Van Horne	6,131,282	508,543
John T. Packard	6,016,807	623,018

2. To approve the continuance of the Management and Investment Advisory Agreement for the fund with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain
6,018,070	470,893	150,862

3a. To approve the modification of the fundamental investment policy regarding securities lending.

	Number of Votes:
For	Against	Abstain	Broker Non-Votes
4,616,639	773,572	249,823	999,791

3b. To approve the elimination of the fundamental investment policy regarding investments in other investment companies.

	Number of Votes:
For	Against	Abstain	Broker Non-Votes
4,595,994	776,502	267,539	999,790

Directors and Officers

DIRECTORS
RICHARD J. BRADSHAW
Chairman
MARYELLIE K. JOHNSON
JOHN T. PACKARD
WENDELL G. VAN AUKEN
JAMES C. VAN HORNE
OFFICERS
JULIAN F. SLUYTERS
President and Chief Executive Officer
GARY W. BARTLETT
Vice President
ANDREW P. CESTONE
Vice President
CHARLES A. RIZZO
Treasurer and Chief Financial Officer
BRUCE A. ROSENBLUM
Vice President and Secretary

General Information

Investment Manager	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Transfer Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Legal Counsel	Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Privacy Policy

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company, the Scudder Funds and Montgomery Street Income Securities, Inc.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2004

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         REPURCHASE DISCLOSURE

--------------------------------------------------------------------------------
                                   (a)                       (b)
                                   Total Number of           Average Price Paid
Period                             Shares Purchased          per Share

--------------------------------------------------------------------------------

January 1 through January 31                10,000               $ 18.934
February 1 through February 29               4,000               $ 18.842
March 1 through March 31                       0                    $ -
April 1 through April 30                       0                    $ -
May 1 through May 31                        12,000               $ 17.177
June 1 through June 30                       1,000               $ 17.861

--------------------------------------------------------------------------------
Total                                       27,000               $ 18.100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  (c)
                                  Total Number of        (d)
Period                            Shares Purchased as    Maximum Number of
                                  Part of Publicly       Shares that May Yet Be
                                  Announced Plans        Purchased Under the
                                  or Programs            Plans or Programs
--------------------------------------------------------------------------------

January 1 through January 31          n/a                  n/a
February 1 through February 29        n/a                  n/a
March 1 through March 31              n/a -                n/a
April 1 through April 30              n/a -                n/a
May 1 through May 31                  n/a                  n/a
June 1 through June 30                n/a                  n/a

--------------------------------------------------------------------------------
Total                                 n/a                  n/a
--------------------------------------------------------------------------------

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors does not have a nominating committee or a charter relating to the nomination of Directors. The full Board considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, and recommends the slate of nominees to be proposed for election by stockholders at the annual meeting. Individuals who would be considered Independent Directors, if elected, are selected and nominated solely by the Independent Directors of the Fund (currently, Messrs. Bradshaw, Van Auken and Van Horne and Ms. Johnson).
In light of the fact that 80% of the Board of Directors is composed of
Independent Directors and the remaining Director (Mr. Packard) is not presently affiliated with the Investment Manager, the Board believes that it is appropriate for the full Board to participate in the consideration of Director candidates. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a
Director. Submissions should be addressed to the Chairman of the Board of
Directors, Montgomery Street Income Securities, Inc., 101 California Street,
Suite 4100, San Francisco, CA 94111.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Montgomery Street Income Securities

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Montgomery Street Income Securities

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004